UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 14, 2018

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01.	Regulation FD Disclosure

RGC Resources, Inc. (the “Company”) reaffirms its Earnings Per Share ("EPS") guidance for the fiscal years ended September 30, 2018 and 2019 of $0.91 and $1.00, respectively.

Non-GAAP Measures

The Company is adjusting its EBITDA guidance for the fiscal year ended September 30, 2018 from $20.8 million to $19.6 million for the impact of tax reform to its regulated utility subsidiary, Roanoke Gas Company.
EBITDA is a non-GAAP measure that represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. EBITDA does not represent net income, which is the most directly comparable GAAP financial measure, and should not be considered as an alternative to net income (loss) as indicator of our operating performance. The $19.6 million is comprised of: net income - $6.9 million; interest expense - $2.6 million; provision for income taxes - $3.1 million; and depreciation - $7.0 million. EBITDA is not intended to be a measure of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures, tax payments and debt service requirements.
Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to the Company’s anticipated financial performance. These statements, by their nature, involve estimates, projections, forecasts and uncertainties that could cause actual results to differ materially from those expressed in the applicable statement.  Factors that could cause actual results to differ materially from those stated include, but are not limited to, those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov.  These statements are based on management’s current expectations and information currently available and the Company undertakes no obligation to update any of these statements after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: March 14, 2018	By: /s/ Paul W. Nester
Paul W. Nester
Vice President, Secretary, Treasurer and CFO